Exhibit 99

               Anadarko Announces Third Quarter Results


    HOUSTON--(BUSINESS WIRE)--Nov. 6, 2006--Anadarko Petroleum Corporation (NYSE:APC) today announced third quarter 2006 net income available to common shareholders of $1.46 billion, or $3.15 per share (diluted), and income from continuing operations of $1.38 billion, or $2.98 per share (diluted). These results included $873 million ($567 million after tax) or $1.23 per share (diluted) of unrealized gains on derivatives. The third quarter performance includes the results of Kerr-McGee Corporation and Western Gas Resources beginning on their respective Aug. 10 and Aug. 23, 2006, acquisition dates, while continuing operations results exclude Anadarko's divested Canadian subsidiary.

    In the 2005 third quarter, net income available to common shareholders was $596 million, or $1.25 per share (diluted) on a split-adjusted basis, and income from continuing operations was $532 million, or $1.12 per share (diluted). Third quarter 2005 results from continuing operations included $99 million ($64 million after tax) or $.13 per share (diluted) of unrealized losses on derivatives.

    Cash flow from operating activities of continuing operations was $1.57 billion in the third quarter 2006, and discretionary cash flow totaled $1.11 billion.(1)

    "The third quarter was very significant for Anadarko as we completed two major acquisitions and began repositioning our company for the future, including the divestiture of our Canadian subsidiary and certain deepwater properties, which will help us de-lever the balance sheet," Anadarko Chairman, President and CEO Jim Hackett said. "Financial and operating results continued to be strong, assisted by partial-quarter contributions from Kerr-McGee and Western Gas. In addition, we are already beginning to achieve operating synergies within our expanded core Gulf of Mexico deepwater and Rockies unconventional resource plays, providing further conviction that the combined portfolio can deliver competitive growth and returns."

    Third quarter sales volumes of natural gas, crude oil and natural gas liquids totaled 54 million barrels of oil equivalent (BOE), or 585,000 BOE per day. Sales volumes from continuing operations totaled 49 million BOE, or 530,000 BOE per day, as natural gas sales averaged
1.69 billion cubic feet per day, oil sales averaged 203,000 barrels per day, and natural gas liquids sales averaged 45,000 barrels per day.

    EARNINGS CONFERENCE CALL TOMORROW AT 9:00 A.M. CST, 10:00 A.M. EST

    Anadarko will host an earnings conference call tomorrow at 9:00 a.m. Central Standard Time (10:00 a.m. Eastern Standard Time) to discuss third quarter 2006 results and the company's outlook for the remainder of the year. The dial-in number is 913-981-5591 and the confirmation number is 5964619. For complete instructions on how to actively participate in the conference call, or to listen to the live audio webcast or a replay, please refer to www.anadarko.com.

    ANADARKO OPERATIONS REPORT

    For more details on Anadarko's operations, please refer to the comprehensive report on third quarter activity. The report will be available at www.anadarko.com on the Investor Relations page.

    FINANCIAL DATA

    Eight pages of summary financial data follow, including current hedge positions and guidance.

    Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. As of year-end 2005, the company had 2.45 billion barrels-equivalent of proved reserves, making it one of the world's largest independent exploration and production companies. In August 2006, Anadarko acquired Kerr-McGee Corporation and Western Gas Resources, Inc. in separate transactions.

    (1) See accompanying table for a reconciliation of GAAP to non-GAAP financial measures and statement indicating why management believes the non-GAAP measures are useful information for investors.

    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. See "Risk Factors" in the company's 2005 Annual Report on Form 10-K and other public filings, press releases and discussions with company management. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.


                    Anadarko Petroleum Corporation
             Reconciliation of GAAP to Non-GAAP Measures

Below is a reconciliation of cash provided by operating activities
 (GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.

                                                       Quarter Ended
                                                       September 30
                                                     -----------------
millions                                              2006     2005
----------------------------------------------------------------------
Cash Flow
----------------------------------------------------------------------
Net cash provided by operating activities -
 continuing operations                                $1,571     $903
Add back:
   Change in accounts receivable                         (43)     386
   Change in accounts payable and accrued expenses      (233)    (272)
   Change in other items - net                          (181)     (41)
----------------------------------------------------------------------
Discretionary Cash Flow from Continuing Operations    $1,114     $976
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation

                                       Quarter Ended    Year to Date
Summary Financial Information           September 30    September 30
                                      ---------------- ---------------
$ and shares in millions               2006     2005    2006    2005
----------------------------------------------------------------------
Revenues
----------------------------------------------------------------------
Gas sales                              $1,546    $701  $2,917  $1,961
Oil and condensate sales                1,496     714   3,304   1,955
Natural gas liquids sales                 184     115     429     321
Other sales                               272      (5)    358      33
----------------------------------------------------------------------
Total                                   3,498   1,525   7,008   4,270
----------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------
Direct operating                          252     104     536     317
Transportation and cost of product        245      69     428     197
General and administrative                159      87     387     275
Depreciation, depletion and
 amortization                             546     272   1,201     820
Other taxes                               127      97     335     268
Impairments                                13      13      31      13
----------------------------------------------------------------------
Total                                   1,342     642   2,918   1,890
----------------------------------------------------------------------
Operating Income                        2,156     883   4,090   2,380
----------------------------------------------------------------------
Interest Expense and Other (Income)
 Expense
----------------------------------------------------------------------
Interest expense                          209      51     313     156
Other (income) expense                    (14)    (36)    (21)    (31)
----------------------------------------------------------------------
Total                                     195      15     292     125
----------------------------------------------------------------------
Income Before Income Taxes              1,961     868   3,798   2,255
----------------------------------------------------------------------
Income Tax Expense                        579     336   1,188     856
----------------------------------------------------------------------
Income from Continuing Operations      $1,382    $532  $2,610  $1,399
----------------------------------------------------------------------
Income from Discontinued Operations        79      66     327     197
----------------------------------------------------------------------
Net Income                             $1,461    $598  $2,937  $1,596
----------------------------------------------------------------------
Preferred Stock Dividends                   -       2       2       4
----------------------------------------------------------------------
Net Income Available to Common
 Stockholders                          $1,461    $596  $2,935  $1,592
----------------------------------------------------------------------
Per Common Share
----------------------------------------------------------------------
Income from continuing operations -
 basic                                  $3.00   $1.13   $5.67   $2.95
Income from continuing operations -
 diluted                                $2.98   $1.12   $5.63   $2.93
Income from discontinued operations -
 basic                                  $0.17   $0.14   $0.71   $0.42
Income from discontinued operations -
 diluted                                $0.17   $0.14   $0.70   $0.41
Net income - basic                      $3.18   $1.27   $6.38   $3.37
Net income - diluted                    $3.15   $1.25   $6.33   $3.34
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Basic                      460     471     460     472
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Diluted                    463     476     464     477
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation

                                        Quarter Ended   Year to Date
Summary Financial Information           September 30    September 30
                                       --------------- ---------------
$ in millions                           2006    2005    2006    2005
----------------------------------------------------------------------
Cash Flow from Operating Activities
----------------------------------------------------------------------
Net income                             $1,461    $598  $2,937  $1,596
Less net income from discontinued
 operations                               (79)    (66)   (327)   (197)
Depreciation, depletion and
 amortization                             546     272   1,201     820
Deferred income taxes                      85      91     218     209
Impairments                                13      13      31      13
Unrealized (gains) losses on
 derivatives                             (886)     99    (883)    112
Other noncash items                       (26)    (31)      1      (8)
----------------------------------------------------------------------
Discretionary Cash Flow from Continuing
 Operations                             1,114     976   3,178   2,545
(Increase) decrease in accounts
 receivable                                43    (386)    388    (273)
Increase (decrease) in accounts payable
 and accrued expenses                     233     272    (243)    233
Other items - net                         181      41      97     (43)
----------------------------------------------------------------------
Cash provided by operating activities -
 continuing operations                  1,571     903   3,420   2,462
Cash provided by operating activities -
 discontinued operations                  117     241     447     413
----------------------------------------------------------------------
Net Cash Provided by Operating
 Activities                            $1,688  $1,144  $3,867  $2,875
----------------------------------------------------------------------


----------------------------------------------------------------------
Capital Expenditures
----------------------------------------------------------------------
Capital spending                       $1,117    $703  $2,696  $1,892
Capitalized interest                       19      15      47      45
Capitalized overhead                       45      28     124     100
----------------------------------------------------------------------
Capital expenditures - continuing
 operations                             1,181     746   2,867   2,037
Capital expenditures - discontinued
 operations                               177     108     520     370
----------------------------------------------------------------------
Total                                  $1,358    $854  $3,387  $2,407
----------------------------------------------------------------------


                                        September December  September
                                            30,       31,       30,
                                          2006      2005      2005
----------------------------------------------------------------------
Condensed Balance Sheet
----------------------------------------------------------------------
Cash and cash equivalents                  $1,803      $561      $766
Other current assets                        3,140     1,878     1,655
Current assets held for sale                  407       477       559
Net properties and equipment               42,305    15,195    14,672
Other assets                                1,093       561       409
Goodwill                                    8,053     1,089     1,179
Long-term assets held for sale              3,375     2,827     2,772
----------------------------------------------------------------------
Total Assets                              $60,176   $22,588   $22,012
----------------------------------------------------------------------
Current debt                              $16,663       $80       $30
Other current liabilities                   4,177     1,984     2,092
Current liabilities held for sale             339       339       313
Long-term debt                             11,163     3,547     3,595
Other long-term liabilities                13,264     4,812     4,579
Other long-term liabilities held for
 sale                                         798       775       829
Stockholders' equity                       13,772    11,051    10,574
----------------------------------------------------------------------
Total Liabilities and Stockholders'
 Equity                                   $60,176   $22,588   $22,012
----------------------------------------------------------------------
Capitalization
----------------------------------------------------------------------
Total debt                                $27,826    $3,627    $3,625
Stockholders' equity                       13,772    11,051    10,574
----------------------------------------------------------------------
Total                                     $41,598   $14,678   $14,199
----------------------------------------------------------------------
Capitalization Ratios
----------------------------------------------------------------------
Total debt                                     67%       25%       26%
Stockholders' equity                           33%       75%       74%
----------------------------------------------------------------------


                   Anadarko Petroleum Corporation

                                    Quarter Ended     Year to Date
Volumes and Prices                  September 30      September 30
                                  ----------------- -----------------
                                   2006     2005     2006     2005
---------------------------------------------------------------------
Natural Gas
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, billion cubic feet           156      101      353      311
Average daily volumes, million
 cubic feet per day                 1,693    1,098    1,294    1,142
Price per thousand cubic feet
 excluding derivatives              $6.03    $7.58    $6.48    $6.52
---------------------------------------------------------------------

  Gains (losses) on derivatives     $3.90   $(0.64)   $1.78   $(0.23)
---------------------------------------------------------------------
Total price per thousand cubic
 feet                               $9.93    $6.94    $8.26    $6.29

---------------------------------------------------------------------
Crude Oil and Condensate
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million barrels               11        6       25       18
Average daily volumes, thousand
 barrels per day                      126       68       93       67
Price per barrel excluding
 derivatives                       $64.57   $58.87   $62.69   $50.37
---------------------------------------------------------------------
  Gains (losses) on derivatives    $25.69  $(15.44)  $10.79   $(8.43)
---------------------------------------------------------------------
Price per barrel                   $90.26   $43.43   $73.48   $41.94
---------------------------------------------------------------------
Algeria
---------------------------------------------------------------------
Volumes, million barrels                6        6       18       18
Average daily volumes, thousand
 barrels per day                       60       65       64       66
Price per barrel                   $68.09   $61.18   $67.43   $53.58
---------------------------------------------------------------------
Other International
---------------------------------------------------------------------
Volumes, million barrels                2        2        5        6
Average daily volumes, thousand
 barrels per day                       17       21       18       21
Price per barrel                   $52.69   $42.31   $51.27   $37.70
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels               19       14       48       42
Average daily volumes, thousand
 barrels per day                      203      154      175      154
Price per barrel excluding
 derivatives                       $64.60   $57.58   $63.26   $50.00
---------------------------------------------------------------------
  Gains (losses) on derivatives    $15.81   $(6.70)   $5.72   $(3.64)
---------------------------------------------------------------------
Total price per barrel             $80.41   $50.88   $68.98   $46.36

---------------------------------------------------------------------
Natural Gas Liquids
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million barrels                4        3       10       10
Average daily volumes, thousand
 barrels per day                       45       33       38       36
Price per barrel excluding
 derivatives                       $44.70   $37.87   $41.46   $33.17
---------------------------------------------------------------------
  Gains (losses) on derivatives    $(0.47)      $-   $(0.18)      $-
---------------------------------------------------------------------
Total price per barrel             $44.23   $37.87   $41.28   $33.17
---------------------------------------------------------------------
Total Barrels of Oil Equivalent
 (BOE) - continuing operations
---------------------------------------------------------------------
Volumes, million BOE                   49       34      117      104
Average daily volumes, thousand
 BOE per day                          530      370      429      380
---------------------------------------------------------------------

---------------------------------------------------------------------
Total Barrels of Oil Equivalent
 (BOE) - discontinued operations
---------------------------------------------------------------------
Volumes, million BOE                    5        5       15       15
Average daily volumes, thousand
 BOE per day                           55       56       55       56
---------------------------------------------------------------------
Total Barrels of Oil Equivalent
 (BOE)
---------------------------------------------------------------------
Volumes, million BOE                   54       39      132      119
Average daily volumes, thousand
 BOE per day                          585      426      484      436
---------------------------------------------------------------------


                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                        As of November 6, 2006

                                      4th Quarter       Total Year
                                     2006 Forecast     2006 Forecast
                                   ----------------- -----------------
                                         Units             Units
                                   ----------------- -----------------

Total Sales (MMBOE)                  59    -   62      176   -  179


Crude Oil (MBbl/d):                  243   -  250      191   -  195

  United States                      157   -  160      108   -  109
  Algeria                            60    -   64      64    -   65
  Other International                25    -   27      19    -   21


Natural Gas (MMcf/d):

  United States                     2,212  - 2,290    1,530  - 1,560


Natural Gas Liquids (MBbl/d):

  United States                      38    -   41      38    -   40

----------------------------------------------------------------------

                                        $/Unit            $/Unit
                                   ----------------- -----------------
Price Differentials vs NYMEX (w/o
 hedges)

Crude Oil ($/Bbl):                  (4.50) - (6.50)   (5.00) - (6.00)

  United States                     (5.50) - (7.50)   (5.50) - (6.50)
  Algeria                           (1.25) - (1.75)   (0.75) - (1.25)
  Other International              (13.00) - (15.00) (14.00) - (15.00)


Natural Gas ($/Mcf):

  United States                     (0.60) - (1.20)   (0.90) - (1.10)

----------------------------------------------------------------------


                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                        As of November 6, 2006

                                      4th Quarter       Total Year
                                     2006 Forecast     2006 Forecast
                                   ----------------- -----------------

                                         $MM               $MM
                                   ----------------- -----------------
Other Revenues:

  Marketing and Gathering Margin
   (net)                             55    -   65      120   -  130
  Minerals and Other                 35    -   40      90    -   95

----------------------------------------------------------------------

Costs and Expenses:
                                         $/Boe             $/Boe
                                   ----------------- -----------------

  Oil & Gas Direct Operating        4.20   -  4.50    4.00   -  4.10
  Oil & Gas Transportation/Other 1.00 - 1.50 1.00 - 1.20 Depreciation, Depletion and
   Amortization                     11.00  - 11.40    10.50  - 10.65
  Production Taxes (% of Revenue)    5.5%  -  6.0%     5.5%  -  5.7%


                                         $MM               $MM
                                   ----------------- -----------------

  General and Administrative         190   -  210      565   -  585
  Impairments Related to Oil and
   Gas Properties                     -    -   50      30    -   80
    (excluding potential Venezuela
     impact)
  Interest Expense                   350   -  370      550   -  570
  Other (Income) Expense             (10)  -   5       (20)  -   -


Federal Tax Rate                     30%   -   35%     31%   -   33%

  Deferred Taxes (% of Total Taxes)  20%   -   40%     20%   -   30%

----------------------------------------------------------------------

Avg. Shares Outstanding
                                          MM                MM
  Basic                              460   -  462      460   -  461
  Diluted                            464   -  465      464   -  465


                                         $MM               $MM
                                   ----------------- -----------------

Capital Investment                  1,450  - 1,650    4,350  - 4,550

  Capital Projects                  1,377  - 1,564    4,110  - 4,290
  Capitalized Direct Expenses        60    -   70      180   -  195
  Capitalized Interest               13    -   16      60    -   65


                    Anadarko Petroleum Corporation
 Commodity Hedge Position for 4th Quarter 2006 and Beyond (excluding
                          Natural Gas Basis)
                        As of November 6, 2006

----------------------------------------------------------------------

               Positions Not Receiving Hedge Accounting

                          ----------------- --------------------------
                             Fixed and
                               Physical          2- Way Collars
                          --------------------------------------------

------------------------- ----------------- --------------------------

                                    NYMEX
                           Volume   Price    Volume   Floor  Ceiling
Crude Oil                  Bbl/day   $/Bbl   Bbl/day   $/Bbl   $/Bbl
------------------------- ----------------- --------------------------

United States

                          ----------------- --------------------------
4th Qtr 2006                23,500  $53.04    44,137  $36.73  $49.82
                          ----------------- --------------------------

                          ----------------- --------------------------
Total Year 2007             27,250  $51.44    18,542  $44.33  $60.40
                          ----------------- --------------------------

Total Year 2008

Total Year 2009


------------------------- ----------------- --------------------------

                                    NYMEX
                           Volume   Price    Volume   Floor  Ceiling
NGL's                      Bbl/day   $/Bbl   Bbl/day   $/Bbl   $/Bbl
------------------------- ----------------- --------------------------

United States

                                            --------------------------
4th Qtr 2006, Propane                          4,500  $34.86  $43.68
                                            --------------------------

                                            --------------------------
4th Qtr 2006, Ethane                           6,500  $21.42  $28.14
                                            --------------------------

------------------------- ----------------- --------------------------

                                    NYMEX
                           Volume   Price    Volume   Floor  Ceiling
Natural Gas                MMMBtu/d $/MMBtu  MMMBtu/d $/MMBtu $/MMBtu
------------------------- ----------------- --------------------------

United States

                          ----------------- --------------------------
4th Qtr 2006                 196.0   $7.54     662.0   $5.58   $8.38
                          ----------------- --------------------------

                          ----------------- --------------------------
Total Year 2007              265.0   $7.03     386.0   $6.27  $10.73
                          ----------------- --------------------------

Total Year 2008

Total Year 2009


----------------------------------------------------------------------

               Positions Not Receiving Hedge Accounting

                                     ---------------------------------
                                              3- Way Collars
                                     ---------------------------------

-----------------------------------  ---------------------------------
                                              Sold   Purchased
                                      Volume   Floor   Floor  Ceiling
Crude Oil                            Bbl/day  $/Bbl    $/Bbl   $/Bbl
-----------------------------------  ---------------------------------

United States

                                     ---------------------------------
4th Qtr 2006                           2,000  $20.88   $25.00  $28.65
                                     ---------------------------------

                                     ---------------------------------
Total Year 2007                        3,000  $50.00   $65.00  $86.22
                                     ---------------------------------

                                     ---------------------------------
Total Year 2008                       39,000  $45.00   $60.00 $100.10
                                     ---------------------------------

                                     ---------------------------------
Total Year 2009                        3,000  $45.00   $60.00  $87.00
                                     ---------------------------------


-----------------------------------  ---------------------------------
                                              Sold   Purchased
                                      Volume   Floor   Floor  Ceiling
NGL's                                Bbl/day  $/Bbl    $/Bbl   $/Bbl
-----------------------------------  ---------------------------------

United States

4th Qtr 2006, Propane

4th Qtr 2006, Ethane

-----------------------------------  ---------------------------------
                                              Sold   Purchased
                                      Volume   Floor   Floor  Ceiling
Natural Gas                          MMMBtu/d $/MMBtu $/MMBtu  $/MMBtu
----------------------------------------------------------------------

United States

                                     ---------------------------------
4th Qtr 2006                            20.0   $3.04    $4.00   $6.00
                                     ---------------------------------

                                     ---------------------------------
Total Year 2007                         20.0   $6.00    $9.00  $11.25
                                     ---------------------------------

                                     ---------------------------------
Total Year 2008                        390.0   $5.00    $7.50  $14.29
                                     ---------------------------------

                                     ---------------------------------
Total Year 2009                         50.0   $5.00    $7.50  $12.60
                                     ---------------------------------


                 Positions Receiving Hedge Accounting

                         ----------------- -------------------------
                            Fixed and
                             Physical           2- Way Collars
                         ----------------- -------------------------

 ----------------------- ----------------- -------------------------

                                   NYMEX
                          Volume   Price    Volume   Floor  Ceiling
 Crude Oil                Bbl/day   $/Bbl   Bbl/day   $/Bbl   $/Bbl
 ----------------------- ----------------- -------------------------

 United States

 Total Year 2007

 Total Year 2008

 Total Year 2009

 Total Year 2010

 Total Year 2011

 Total Year 2012

 Algeria

 Total Year 2008

 Total Year 2009

 Total Year 2010

 ----------------------- ----------------- -------------------------

                                   NYMEX
                          Volume   Price    Volume   Floor  Ceiling
 Natural Gas              MMMBtu/d $/MMBtu  MMMBtu/d $/MMBtu $/MMBtu
 ----------------------- ----------------- -------------------------

 United States

 Total Year 2007

 Total Year 2008

                 Positions Receiving Hedge Accounting

                                    ----------------------------------
                                              3- Way Collars
                                    ----------------------------------

 ---------------------------------- ----------------------------------

                                              Sold   Purchased
                                     Volume   Floor    Floor  Ceiling
 Crude Oil                           Bbl/day   $/Bbl   $/Bbl    $/Bbl
 ---------------------------------- ----------------------------------

 United States

                                    ----------------------------------
 Total Year 2007                      32,000  $42.97   $57.97  $86.16
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2008                      28,000  $40.71   $55.71  $87.30
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2009                      25,000  $39.80   $54.80  $87.38
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2010                       8,000  $35.00   $50.00  $86.49
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2011                       3,000  $35.00   $50.00  $86.00
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2012                       1,500  $35.00   $50.00  $92.50
                                    ----------------------------------

 Algeria

                                    ----------------------------------
 Total Year 2008                      19,000  $33.51   $48.51  $86.73
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2009                      20,000  $33.51   $48.51  $86.62
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2010                      10,000  $33.53   $48.53  $86.98
                                    ----------------------------------

 ---------------------------------- ----------------------------------

                                              Sold   Purchased
                                     Volume   Floor    Floor  Ceiling
 Natural Gas                         MMMBtu/d $/MMBtu $/MMBtu  $/MMBtu
 ---------------------------------- ----------------------------------

 United States

                                    ----------------------------------
 Total Year 2007                        10.0   $6.00    $9.00  $11.18
                                    ----------------------------------

                                    ----------------------------------
 Total Year 2008                       110.0   $5.00    $7.50  $14.14
                                    ----------------------------------


                    Anadarko Petroleum Corporation
   Natural Gas Basis Hedge Position for 4th Quarter 2006 and Beyond
                        As of November 6, 2006

----------------------------------------------------------------------

                             -----------------------------------------
                              Daily Volume (MMBtu's) by Pricing Point
----------------------------------------------------------------------
        Pricing Point        4th Qtr 2006   2007      2008     2009
----------------------------------------------------------------------

Gulf Coast                            800   130,600  110,000        -
Mid Continent                      57,500   220,000  210,000        -
Rocky Mountains                   332,120   196,055  244,973   20,000
West Texas                          7,500    10,000   10,000        -
                             -----------------------------------------
    Total Daily Volume Hedged     397,920   556,655  574,973   20,000
                             =========================================



                             -----------------------------------------
                              Average Price Differential to Henry Hub
----------------------------------------------------------------------
        Pricing Point        4th Qtr 2006   2007      2008     2009
----------------------------------------------------------------------

Gulf Coast                        ($0.028)  ($0.614) ($0.475)       -
Mid Continent                     ($0.112)  ($0.986) ($0.922)       -
Rocky Mountains                   ($1.498)  ($1.469) ($1.426) ($1.080)
West Texas                        ($0.970)  ($1.196) ($1.080)       -
                             -----------------------------------------
    Average Price
     Differential Hedged          ($1.283)  ($1.081) ($1.053) ($1.080)
                             =========================================

----------------------------------------------------------------------


                  Rockies Export Firm Transportation
                         As of November, 2006

----------------------------------------------------------------------

----------------------------------------------------------------------
   Delivery/Pricing Point    4th Qtr 2006   2007      2008     2009
----------------------------------------------------------------------
Mid Continent                         471       471      332        -
West Coast                            103       103       78        -
                             -----------------------------------------
    Total                             574       574      410        0
                             =========================================

    CONTACT: Anadarko Petroleum Corporation, Houston
             Media:
             Teresa Wong, 832-636-1203
             teresa.wong@anadarko.com
             or
             John Christiansen, 832-636-8736
             john.christiansen@anadarko.com
             or
             Susan Richardson, 832-636-1537
             susan.richardson@anadarko.com
             or
             Investors:
             John Colglazier, 832-636-2306
             john.colglazier@anadarko.com
             or
             Stewart Lawrence, 832-636-3326
             stewart.lawrence@anadarko.com